Exhibit 10.2(b)


               Schedule of 12% Secured Convertible Note Issued by
               NCT Group, Inc. to Carole Salkind on July 10, 2006



   Issue Date       Due Date          Principal          Conversion Price
   ----------       --------          ---------          ----------------
    07/10/06        01/10/07         $650,285.76     Greater of: (i) $0.0019; or
                                                     (ii) the par value of NCT
                                                     Group, Inc. common stock on
                                                     the date of exercise